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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 for the Micrografx, Inc. Director Stock Option Plan of our reports dated August 2, 1996, included in Micrografx, Inc.'s Form 10-K for the year ended June 30, 1998.


                                       /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
October 7, 1998